                                                                               .
                                                                               .
                                                                               .

                                                               EXHIBIT (g)(2)(v)

                               AMENDED SCHEDULE 2
                               SPECIFIED COUNTRIES

---------------------------------------------
COUNTRY                       EFFECTIVE DATE
---------------------------------------------
Argentina                     January 6, 2003
---------------------------------------------
Australia                     January 6, 2003
---------------------------------------------
Austria                       January 6, 2003
---------------------------------------------
Bahrain                       January 6, 2003
---------------------------------------------
Bangladesh                    January 6, 2003
---------------------------------------------
Belgium                       January 6, 2003
---------------------------------------------
Bermuda                       January 6, 2003
---------------------------------------------
Bolivia                       January 6, 2003
---------------------------------------------
Botswana                      January 6, 2003
---------------------------------------------
Brazil                        January 6, 2003
---------------------------------------------
Bulgaria                      January 6, 2003
---------------------------------------------
Canada                        January 6, 2003
---------------------------------------------
Cayman Islands                May 12, 2003
---------------------------------------------
Chile                         January 6, 2003
---------------------------------------------
China                         January 6, 2003
---------------------------------------------
Colombia                      January 6, 2003
---------------------------------------------
Costa Rica                    January 6, 2003
---------------------------------------------
Croatia                       January 6, 2003
---------------------------------------------
Cyprus                        January 6, 2003
---------------------------------------------
Czech Republic                January 6, 2003
---------------------------------------------
Denmark                       January 6, 2003
---------------------------------------------
Ecuador                       January 6, 2003
---------------------------------------------
Egypt                         January 6, 2003
---------------------------------------------
Estonia                       January 6, 2003
---------------------------------------------
Finland                       January 6, 2003
---------------------------------------------
France                        January 6, 2003
---------------------------------------------
Germany                       January 6, 2003
---------------------------------------------
Ghana                         January 6, 2003
---------------------------------------------
Greece                        January 6, 2003
---------------------------------------------
Hong Kong                     January 6, 2003
---------------------------------------------
Hungary                       January 6, 2003
---------------------------------------------
Iceland                       May 12, 2003
---------------------------------------------
India                         January 6, 2003
---------------------------------------------
Indonesia                     January 6, 2003
---------------------------------------------
Ireland                       January 6, 2003
---------------------------------------------
Israel                        January 6, 2003
---------------------------------------------
Italy                         January 6, 2003
---------------------------------------------
Ivory Coast                   January 6, 2003
---------------------------------------------
Jamaica                       May 12, 2003
---------------------------------------------
Japan                         January 6, 2003
---------------------------------------------
Jordan                        January 6, 2003
---------------------------------------------
Kenya                         January 6, 2003
---------------------------------------------
Lithuania                     January 6, 2003
---------------------------------------------
Luxembourg                    January 6, 2003
---------------------------------------------
Malaysia                      January 6, 2003
---------------------------------------------
Mauritius                     January 6, 2003
---------------------------------------------
Mexico                        January 6, 2003
---------------------------------------------
Morocco                       January 6, 2003
---------------------------------------------
Namibia                       January 6, 2003
---------------------------------------------
Netherlands                   January 6, 2003
---------------------------------------------
New Zealand                   January 6, 2003
---------------------------------------------
Nigeria                       January 6, 2003
---------------------------------------------
Norway                        January 6, 2003
---------------------------------------------
Oman                          January 6, 2003
---------------------------------------------
Pakistan                      January 6, 2003
---------------------------------------------
Palestine                     May 12, 2003
---------------------------------------------
Panama                        January 6, 2003
---------------------------------------------
Peru                          January 6, 2003
---------------------------------------------
Philippines                   January 6, 2003
---------------------------------------------
Poland                        January 6, 2003
---------------------------------------------
Portugal                      January 6, 2003
---------------------------------------------
Romania                       January 6, 2003
---------------------------------------------
Russia                        January 6, 2003
---------------------------------------------
Singapore                     January 6, 2003
---------------------------------------------
Slovakia                      January 6, 2003
---------------------------------------------
Slovenia                      January 6, 2003
---------------------------------------------
South Africa                  January 6, 2003
---------------------------------------------
South Korea                   January 6, 2003
---------------------------------------------
Spain                         January 6, 2003
---------------------------------------------
Sri Lanka                     January 6, 2003
---------------------------------------------
Swaziland                     January 6, 2003
---------------------------------------------
Sweden                        January 6, 2003
---------------------------------------------
Switzerland                   January 6, 2003
---------------------------------------------
Taiwan                        January 6, 2003
---------------------------------------------
Thailand                      January 6, 2003
---------------------------------------------
Transnational                 January 6, 2003
---------------------------------------------
Turkey                        January 6, 2003
---------------------------------------------
Ukraine                       January 6, 2003
---------------------------------------------

---------------------------------------------
United Kingdom                January 6, 2003
---------------------------------------------
Uruguay                       January 6, 2003
---------------------------------------------
Venezuela                     January 6, 2003
---------------------------------------------
Vietnam                       May 12, 2003
---------------------------------------------
Zambia                        January 6, 2003
---------------------------------------------
Zimbabwe                      January 6, 2003
---------------------------------------------

---------------------------------------------

---------------------------------------------